December 22, 2017

1789 Growth and Income Fund
Class P Shares (PSEPX)
Class C Shares (PSECX)

a series of Pinnacle Capital Management Funds Trust

Supplement to Summary Prospectus
dated February 28, 2017 and
as supplemented May 11, 2017 and June 28, 2017

Effective December 13, 2017 the following information replaces in its entirety the section appearing under the heading “Risk/Return Summary – Management – Portfolio Manager” on page 5 of the Summary Prospectus:

“Paul A. Tryon, CFA, is the Senior Portfolio Manager of the Adviser and has been the portfolio manager of the Fund since 2017.”

The statutory prospectus and SAI dated February 28, 2017 have been amended and re-filed in their entirety with the Securities and Exchange Commission as of December 22, 2017.

If you have any questions regarding the Fund, please call 1-888-229-9448.

Investors Should Retain this Supplement for Future Reference